EXHIBIT 12.1

                      MIDAMERICAN ENERGY HOLDINGS COMPANY
               COMPUTATION OF RATIOS OF EARNINGS TO FIXED CHARGES
             AND COMPUTATION OF RATIOS OF EARNINGS TO FIXED CHARGES
                   PLUS PREFERRED STOCK DIVIDEND REQUIREMENTS
                                 (IN THOUSANDS)
                                   (UNAUDITED)

                                                                        TWELVE MONTHS ENDED             TWELVE MONTHS ENDED
                                                                          March 31, 1998                  DECEMBER 31,1997
                                                                 ----------------------------      ----------------------------
                                                                             Supplemental (a)                  Supplemental (a)
                                                                         --------------------              --------------------
                                                                                        As                                As
                                                                         Adjustment  Adjusted              Adjustment  Adjusted
                                                                         ----------  --------              ----------  --------
Income from continuing operations ...........................    $143,891   $    -    $143,891     $139,332   $    -    $139,332
Pre-tax (gain) loss of less than 50% owned persons ..........       2,369        -       2,369        2,234        -       2,234
                                                                 --------   ------    --------     --------   ------    --------
                                                                  146,260        -     146,260      141,566        -     141,566
                                                                 --------   ------    --------     --------   ------    --------
Add (Deduct):
Total income taxes ..........................................      68,402        -      68,402       68,390        -      68,390
Interest on long-term debt ..................................      86,719    3,643      90,362       89,898    3,760      93,658
Other interest charges ......................................      11,917        -      11,917       10,034        -      10,034
Preferred stock dividends of subsidiary......................       4,951        -       4,951        6,488        -       6,488
Preferred stock dividends of subsidiary trust................       7,980        -       7,980        7,980        -       7,980
Interest on leases ..........................................         250        -         250          268        -         268
                                                                 --------   ------    --------     --------   ------    --------
                                                                  180,219    3,643     183,862      183,058    3,760     186,818
                                                                 --------   ------    --------     --------   ------    --------
  Earnings available for fixed charges ......................     326,479    3,643     330,122      324,624    3,760     328,384
                                                                 --------   ------    --------     --------   ------    --------

Fixed Charges:
Interest on long-term debt ..................................      86,719    3,643      90,362       89,898    3,760      93,658
Other interest charges ......................................      11,917        -      11,917       10,034        -      10,034
Preferred stock dividends of subsidiary trust................       7,980        -       7,980        7,980        -       7,980
Interest on leases ..........................................         250        -         250          268        -         268
                                                                 --------   ------    --------     --------   ------    --------
  Total fixed charges .......................................     106,866    3,643     110,509      108,180    3,760     111,940
                                                                 --------   ------    --------     --------   ------    --------
Ratio of earnings to fixed charges ..........................        3.06        -        2.99         3.00        -        2.93
                                                                 ========   ======    ========     ========   ======    ========

Preferred stock dividends of subsidiary .....................    $  4,951   $    -    $  4,951     $  6,488   $    -    $  6,488
Ratio of net income before income taxes to net income .......      1.4596        -      1.4596       1.4690        -      1.4690
                                                                 --------   ------    --------     --------   ------    --------
Preferred stock dividend requirements before income tax .....       7,226        -       7,226        9,531        -       9,531
                                                                 --------   ------    --------     --------   ------    --------
Fixed charges plus preferred stock dividend requirements ....     114,092    3,643     117,735      117,711    3,760     121,471
                                                                 --------   ------    --------     --------   ------    --------

Ratio of earnings to fixed charges plus preferred stock
  dividend requirements (pre-income tax basis) ..............        2.86        -        2.80         2.76        -        2.70
                                                                 ========   ======    ========     ========   ======    ========


Note: (a) Amounts in the supplemental columns are to reflect the Company's portion of the net interest component of payments to Nebraska Public Power District under a long-term purchase agreement for one-half of the plant capacity from Cooper Nuclear Station.

                                                                    EXHIBIT 12.1

                      MIDAMERICAN ENERGY HOLDINGS COMPANY
               COMPUTATION OF RATIOS OF EARNINGS TO FIXED CHARGES
             AND COMPUTATION OF RATIOS OF EARNINGS TO FIXED CHARGES
                   PLUS PREFERRED STOCK DIVIDEND REQUIREMENTS
                                 (IN THOUSANDS)
                                   (UNAUDITED)


                                                                       TWELVE MONTHS ENDED              TWELVE MONTHS ENDED
                                                                         DECEMBER 31,1996                 DECEMBER 31,1995
                                                              -------------------------------     --------------------------------
                                                                            Supplemental (a)                     Supplemental (a)
                                                                        ---------------------                 --------------------
                                                                                        As                                   As
                                                                        Adjustment   Adjusted                 Adjustment  Adjusted
                                                                        ----------   --------                 ----------  --------
Income from continuing operations ...........................  $143,761    $    -     $143,761    $119,705      $    -    $119,705
Pre-tax (gain) loss of less than 50% owned persons ..........      (698)        -         (698)      9,079           -       9,079
                                                               --------    ------     --------    --------      ------    --------
                                                                143,063         -      143,063     128,784           -     128,784
                                                               --------    ------     --------    --------      ------    --------
Add (Deduct):
Total income taxes ..........................................    98,422         -       98,422      66,803           -      66,803
Interest on long-term debt ..................................   102,909     3,615      106,524     105,550       4,595     110,145
Other interest charges ......................................    10,941         -       10,941       9,449           -       9,449
Preferred stock dividends of subsidiary......................    10,401         -       10,401       8,059           -       8,059
Preferred stock dividends of subsidiary trust................       288         -          288           -           -           -
Interest on leases ..........................................       375         -          375       1,088           -       1,088
                                                               --------    ------     --------    --------      ------    --------
                                                                223,336     3,615      226,951     190,949       4,595     195,544
                                                               --------    ------     --------    --------      ------    --------
  Earnings available for fixed charges ......................   366,399     3,615      370,014     319,733       4,595     324,328
                                                               --------    ------    ---------    --------      ------    --------

Fixed Charges:
Interest on long-term debt ..................................   102,909     3,615      106,524     105,550       4,595     110,145
Other interest charges ......................................    10,941         -       10,941       9,449           -       9,449
Preferred stock dividends of subsidiary trust................       288         -          288           -           -           -
Interest on leases ..........................................       375         -          375       1,088           -       1,088
                                                               --------    ------    ---------    --------      ------    --------
  Total fixed charges .......................................   114,513     3,615      118,128     116,087       4,595     120,682
                                                               --------    ------    ---------    --------      ------    --------
Ratio of earnings to fixed charges ..........................      3.20         -         3.13        2.75           -        2.69
                                                               ========    ======    =========    ========      ======    ========

Preferred stock dividends of subsidiary .....................  $ 10,401    $    -     $ 10,401    $  8,059      $    -     $ 8,059
Ratio of net income before income taxes to net income .......    1.6384         -       1.6384      1.5229           -      1.5229
                                                               --------    ------    ---------    --------      ------    --------
Preferred stock dividend requirements before income tax .....    17,041         -       17,041      12,273           -      12,273
                                                               --------    ------    ---------    --------      ------    --------
Fixed charges plus preferred stock dividend requirements ....   131,554     3,615      135,169     128,360       4,595     132,955
                                                               --------    ------    ---------    --------      ------    --------

Ratio of earnings to fixed charges plus preferred stock
  dividend requirements (pre-income tax basis) ..............      2.79         -         2.74        2.49           -        2.44
                                                               ========    ======    =========    ========      ======    ========


Note: (a) Amounts in the supplemental columns are to reflect the Company's portion of the net interest component of payments to Nebraska Public Power District under a long-term purchase agreement for one-half of the plant capacity from Cooper Nuclear Station.

                                                                    EXHIBIT 12.1

                    MIDAMERICAN ENERGY HOLDINGS COMPANY
               COMPUTATION OF RATIOS OF EARNINGS TO FIXED CHARGES
             AND COMPUTATION OF RATIOS OF EARNINGS TO FIXED CHARGES
                   PLUS PREFERRED STOCK DIVIDEND REQUIREMENTS
                                 (IN THOUSANDS)
                                   (UNAUDITED)

                                                                  TWELVE MONTHS ENDED                  TWELVE MONTHS ENDED
                                                                    DECEMBER 31,1994                    DECEMBER 31,1993
                                                             -------------------------------    --------------------------------
                                                                          Supplemental (a)                     Supplemental (a)
                                                                       ---------------------                --------------------
                                                                                     As                                    As
                                                                       Adjustment Adjusted                  Adjustment  Adjusted
                                                                       ---------- ---------                 ----------  --------
Income from continuing operations .......................... $123,098   $    -     $123,098     $134,325      $    -    $134,325
Pre-tax (gain) loss of less than 50% owned persons .........     (270)       -         (270)        (597)          -        (597)
                                                             --------   ------    --------      --------      ------    --------
                                                              122,828        -      122,828      133,728           -     133,728
                                                             --------   ------    ---------     --------      ------    --------
Add (Deduct):
Total income taxes .........................................   60,457        -       60,457       67,485           -      67,485
Interest on long-term debt .................................  101,267    5,428      106,695      107,044       5,678     112,722
Other interest charges .....................................    6,446        -        6,446        5,066           -       5,066
Preferred stock dividends of subsidiary.....................   10,551        -       10,551        8,367           -       8,367
Preferred stock dividends of subsidiary trust...............        -        -            -            -           -           -
Interest on leases .........................................    1,211        -        1,211        1,876           -       1,876
                                                             --------   ------     --------     --------      ------    --------
                                                              179,932    5,428      185,360      189,838       5,678     195,516
                                                             --------   ------     --------     --------      ------    --------
  Earnings available for fixed charges .....................  302,760    5,428      308,188      323,566       5,678     329,244
                                                             --------   ------     --------     --------      ------    --------

Fixed Charges:
Interest on long-term debt .................................  101,267    5,428      106,695      107,044       5,678     112,722
Other interest charges .....................................    6,446        -        6,446        5,066           -       5,066
Preferred stock dividends of subsidiary trust...............        -        -            -            -           -           -
Interest on leases .........................................    1,211        -        1,211        1,876           -       1,876
                                                             --------   ------    ---------     --------      ------    --------
  Total fixed charges ......................................  108,924    5,428      114,352      113,986       5,678     119,664
                                                             --------   ------    ---------     --------      ------    --------
Ratio of earnings to fixed charges .........................     2.78        -         2.70         2.84           -        2.75
                                                             ========   ======    =========     ========      ======    ========

Preferred stock dividends of subsidiary .................... $ 10,551   $    -    $  10,551     $  8,367      $    -    $  8,367
Ratio of net income before income taxes to net income ......   1.4524        -       1.4524       1.4729           -      1.4729
                                                             --------   ------    ---------     --------      ------    --------
Preferred stock dividend requirements before income tax ....   15,324        -       15,324       12,324           -      12,324
                                                             --------   ------    ---------     --------      ------    --------
Fixed charges plus preferred stock dividend requirements ...  124,248    5,428      129,676      126,310       5,678     131,988
                                                             --------   ------    ---------     --------      ------    --------

Ratio of earnings to fixed charges plus preferred stock
  dividend requirements (pre-income tax basis) .............     2.44        -         2.38         2.56           -        2.49
                                                             ========   ======    =========     ========      ======    ========


Note: (a) Amounts in the supplemental columns are to reflect the Company's portion of the net interest component of payments to Nebraska Public Power District under a long-term purchase agreement for one-half of the plant capacity from Cooper Nuclear Station.